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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 1, 1997



                            MRV COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-23452                                      06-1340090
(Commission File Number)                 (I.R.S. Employer Identification No.)



         8917 Fullbright Ave.
         Chatsworth, CA                                              91311
(Address of principal executive officers)                          (Zip Code)




                                  818 773-9044
               Registrant's telephone number, including area code

                                      N.A.
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On April 1, 1997, registrant made the following press release:

-April 1, 1997--MRV Communications, Inc. (NASDAQ:MRVC) today announced that in order to give effect to an accounting treatment announced by the staff of the Securities and Exchange Commission ("SEC") at the March 13, 1997 meeting of the Emerging Issues Task Force ("EITF"), it will add a non-recurring, non-cash charge related to the financing of the Fibronics acquisition.

This will result in total additional non-recurring charges for the year ended December 31, 1996 of approximately $4,357,000 and will be reflected in the quarters ended September 30, and December 31, 1996 which were previously released. However the previously released pro forma income and earnings per share results, excluding non-recurring charges, will remain unchanged.

As announced at the March 1997 EITF meeting the SEC requires that a beneficial conversion feature, attached to instruments that are convertible into equity, be recognized and measured by allocating a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital and charging it to interest expense.

The net result of this charge will therefore have no effect on the overall previously released Stockholders Equity of the Company as of December 31, 1996. The SEC requires retroactive restatement to comply with this new accounting treatment.

In September 1996 the Company completed a private placement of $30,000,000 5% Convertible Debentures in order to finance its acquisition of Fibronics. As of March 31, 1997, 99% or $29,700,000 of the debentures had been converted. The 5% Convertible Debentures called for the Company to give discounts to the debenture holders calculated at the time of conversion.

The accounting treatment required by the SEC as enunciated at the recent EITF meeting results in non-recurring non-cash charges of approximately $2,236,000 and $2,121,000 for the quarters ended September 30, and December 31, 1996 and will result in additional non-recurring charges in 1997 of approximately $450,000, mostly in the first quarter ended March 31, 1997.

In order to provide time to properly reflect the non-recurring charges in its financial statements and Form 10-K for the year ended December 31, 1996 the Company is filing the appropriate Notice with the SEC extending the deadline for the filing of its Form 10-K by 15 days. The Company also plans to file an amended Form 10-Q for the quarter and nine months ended September 30, 1996 to reflect such charges.

As previously announced, for the quarter ending March 31, 1997 the Company expects to report revenue growth in excess of 100% from the year ago period and sequential revenue growth from the fourth quarter of 1996. The charges described above are not expected to have any impact on income from operations and pro forma results that exclude non-recurring charges for future reporting periods.

With Manufacturing and Design centers on two continents, MRV Communications, Inc. is a leading manufacturer of LAN connectivity solutions and digital and linear fiber optic transmission products for computer networks, telephony and cable TV communications.



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         The following table sets forth the effects of compliance with the new accounting treatment required by the SEC as of March, 1997. (All amounts in thousands except per share data).


                                                     Previously  Effect of
                                                     Released    Change      Restated
                                                     ----------  ---------   --------
Year Ended December 31, 1996
----------------------------
Loss                                                 $  (5,297)  $  (4,357)  $  (9,654)
Earnings (Loss)
 Per Share                                           $   (0.27)  $   (0.22)  $   (0.49)
Additional Paid
 in Capital                                          $  55,807   $   4,357   $  60,164
Deficit                                              $  (3,593)  $  (4,357)  $  (7,950)


Three Months Ended
December 31, 1996
-------------------

Net Income                                           $   3,809   $  (2,121)  $   1,688
Earnings (Loss)
 Per Share                                           $    0.16   $    0.09   $    0.07


Nine Months Ended
September 30, 1996
-------------------

Loss                                                 $  (9,106)  $  (2,236)  $ (11,342)
Earnings (Loss)
 Per Share                                           $   (0.47)  $  (0.12)   $   (0.59)
Additional Paid
 in Capital                                          $  37,762   $   2,236   $  39,998
Deficit                                              $  (7,402)  $  (2,236)  $  (9,638)


Three Months Ended
September 30, 1996
-------------------

Net income (loss)                                    $ (13,268)  $  (2,236)  $ (15,504)
Earnings (Loss) Per Share                            $   (0.57)  $   (0.12)  $   (0.79)

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         The following table shows the pro forma results for the above periods excluding non-recurring charges and which results have not changed from those previously released. (All amounts in thousands except per share data)


                                                                       Previously Released
Year Ended December 31, 1996                                             and not Changed
----------------------------                                           --------------------
Net Income                                                             $        10,555
Earnings (Loss) Per Share                                              $          0.46


Three Months Ended December 31, 1996
------------------------------------

Net Income                                                             $         3,809
Earnings (Loss) Per Share                                              $          0.16


Nine Months Ended September 30, 1996
-------------------------------------

Net Income                                                             $         6,746
Earnings (Loss) Per Share                                              $          0.31


Three Months Ended September 30, 1996
-------------------------------------

Net Income                                                             $         2,584
Earnings (Loss) Per Share                                              $          0.12

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MRV Communications, Inc.



Dated April 6, 1997                         /s/ Edmund Glazer
                                    -----------------------------------
                                       Edmund Glazer
                                       Chief Financial Officer